7


           U.S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         FORM 24F-2
              Annual Notice of Securities Sold
                   Pursuant to Rule 24f-2




1. Name and address of issuer:
   Smith Barney  Muni Funds
   388 Greenwich Street
   New York, NY 10013

2. Name of each series or class of funds for which this notice is filed:
   Georgia Portfolio - Class A, B, and C shares
   Ohio Portfolio - Class A, B, and C shares
   Pennsylvania Portfolio - Class A, B, and C shares
   New York Portfolio - Class A, B, and C shares
   National Portfolio - Class A, C and Y shares
   Limited Term Portfolio - Class A and C shares
   Florida Portfolio - Class A, B, C and Y shares
   New York Money Market Portfolio - Class A shares
   California Money Market Portfolio - Class A and Y shares

3. Investment Company Act File Number:
   811-4395
   Securities Act File Number:
   2-99861

4. Last day of fiscal year for which this notice is filed:
   March 31, 1997


5. Check  box  if this notice is being filed more  than  180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:
   N/A
   [   ]


6. Date  of  termination of issuer's declaration under  rule
   24f-2(a)(1), if applicable (see Instruction A.6):

   N/A


7. Number and amount of securities of the same class or series which had been registered under the Securities Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:

   0



8. Number  and  amount of securities registered  during  the fiscal year other than pursuant to rule 24f-2:
   3,194,474 SHARES                          $37,314,322



9. Number  and  aggregate  sale  price  of  securities  sold during the fiscal year:
   9,106,077,285 SHARES                     $9,382,494,755


10 Number  and  aggregate  sale  price  of  securities  sold
 . during the fiscal year in reliance upon registration pursuant to rule 24f-2:

   Georgia Portfolio
   783,260                                            SHARES
   $9,968,510

   Ohio Portfolio
   130,104                                            SHARES
   $1,603,833

   Pennsylvania Portfolio
   833,104                                            SHARES
   $10,615,468

   New York Portfolio
   6,569,760                                          SHARES
   $87,445,569

   National Portfolio
   6,881,691                                          SHARES
   $94,172,073

   Limited Term Portfolio
   6,974,904                                          SHARES
   $46,307,360

   Florida Portfolio
   4,348,428                                          SHARES
   $52,825,908

   New York Money Market Portfolio
   3,583,872,077                                      SHARES
   $3,583,872,077

   California Money Market Portfolio
   5,495,683,957                                      SHARES
   $5,495,683,957

11 Number  and  aggregate  sale price of  securities  issued
 . during the fiscal year in connection with dividend reinvestment plans, if applicable (see Instruction B.7):

   INCLUDED IN ITEM 9

12 Calculation of registration fee for Georgia Portfolio:
a. (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_9,968,510_______

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -$ 2,808,135

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   _$ 7,106,375____________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                         __2,169.81
   _____________


12 Calculation of registration fee for Ohio Portfolio:
b. (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_1,603,833___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -$ 1,603,833____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __0___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                 __
   0_____________


12 Calculation   of   registration  fee   for   Pennsylvania
c. Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_10,615,468___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -$_3,871,277___________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   $ 6,744,191_________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                     __    2,043.69
   _____________


12 Calculation of registration fee for New York Portfolio:
d. (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_87,445,569___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -$ 87,445,569____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __0__________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                      __          0
   _____________



12 Calculation of registration fee for National Portfolio:
e. (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_94,172,073___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -$ 94,172,073___________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __0___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                __0
   _____________


12 Calculation   of  registration  fee  for   Limited   Term
f. Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_46,307,360__________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -$ 46,307,360_________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   __0___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                __0
   _____________


12 Calculation of registration fee for Florida Portfolio:
g. (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $_46,997,661___________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -$ 32,193,433____________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   $ 14,804,228___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                 __
   4,486.13__________


12 Calculation  of  registration  fee  for  New  York  Money
h. Market Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $ 3,583,872,077__________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -$ 3,529,287,358_________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   $ 54,584,719

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                 __
   16,540.82____


12 Calculation  of  registration fee  for  California  Money
i. Market Portfolio:
   (i)     Aggregate  sale price of securities  sold  during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item   10):
      $ 5,495,683,957_________

   (ii)    Aggregate  price of shares issued  in  connection
      with dividend
              reinvestment   plans   (from   Item   11,   if
      applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or repurchased
   during the fiscal
                     year          (if          applicable):
   -$ 5,434,040,102_________

   (iv)   Aggregate price of shares redeemed or  repurchased
   and
           previously applied as a reduction to filing  fees
   pursuant
              to     rule     24e-2     (if     applicable):
   +_0_____________________

   (v) Net aggregate price of securities sold and issued during the  fiscal  year in reliance on rule 24f-2  [line
   (i), plus line
           (ii), less line (iii), plus line (iv)] (if applicable):
   $ 61,643,855___________

   (vi)   Multiplier  prescribed by Section  6  (b)  of  the
   Securities
           Act of 1933 or other applicable law or regulation
   (see
                           Instruction                 C.6):
   x_1/3300_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by  line
   (vi)]:                                                 __
   18,679.96_____________


Instruc Issuers  should  complete lines (ii),  (iii),  (iv),
tion:   and  (v)  only if the form is being filed within  60
        days  after  the close of the issuer's fiscal  year.
        See Instruction C.3.


13 Check  box if fees are being remitted to the Commission's
 .  lockbox  depository as described in  section  3a  of  the
   Commission's  Rules of Informal and Other Procedures  (17
   CFR 202.3a).

   [ x ]

   Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:


                          SIGNATURES
   This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

   By            (Signature           and            Title)*
   ___________________________________
                                              _Thomas     M.
   Reynolds - Controller_______

   Date _5/9/97

    *Please print the name and title of the signing officer
                     below the signature.